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                            SUPPLEMENT TO PROSPECTUS
FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A
                              DATED APRIL 30, 2001

RESTRICTIONS ON THE TIMING AND MANNER OF PAYMENT OF THE DEATH BENEFIT/ DISTRIBUTIONS OF DEATH BENEFIT BASED ON THE BENEFICIARY'S LIFE EXPECTANCY

Additional disclosure is added to the prospectus regarding: (a) the ability of the contract owner to restrict the timing and manner of payment of the death benefit and (b) the ability, under certain circumstances, to distribute the death benefit based on the beneficiary's life expectancy.

The following disclosure is added to the "Death Benefit During Accumulation Period - Payment of Death Benefit" section after the second paragraph:

 In designating beneficiaries the contract owner may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the contract owner chooses not to restrict death benefits under the contract. If the contract owner imposes restrictions, those restrictions will govern the payment of the death benefit.

The following disclosure is added to the "Death Benefit During Accumulation Period- Payment of Death Benefit section after the last bullet point:

- Alternatively, if the contract is not a qualified contract and if the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the contract may be made as a series of withdrawals over the beneficiary's life expectancy. If this form of distribution is selected, the beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial beneficiary dies while value remains in the contract, a successor beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial beneficiary's life expectancy.

The following disclosure is added to "Taxation of Annuities in General-Taxation of Death Benefit Proceeds" after the second bullet point in the first paragraph:

- If distributed as a series of withdrawals over the beneficiary's life expectancy, they are taxable to the extent of undistributed income on the contract (i.e., income is distributed first).

The following disclosure is substituted for the fourth paragraph under "Qualified Retirement Plans" (third paragraph in the case of Venture Vantage, fifth paragraph in the case of Venture Strategy):

In addition, special rules apply to the time at which distributions to the owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. These minimum distribution requirements may affect a purchaser's ability to use the GRIP II rider (in the case of Venture, Venture Vantage and Venture II) in connection with certain qualified plans, including IRAs. They also affect the restrictions that may be imposed by the owner on the timing and manner of payment of death benefits to the owner's designated beneficiaries or the period of time over which a designated beneficiary may extend payment of the death benefits under the contract. Failure to comply with minimum distribution requirements applicable to qualified plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. In the case of IRAs (other than ROTH IRAs), lifetime distributions of minimum amounts (as specified in the tax law) to the owner must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. In the case of certain other qualified plans, such distributions must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain qualified plans, including IRAs, after the owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the owner's spouse, or an individual other than the owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your beneficiary wishes to extend over a period of time the payment of the death benefits under your contract, please consult a tax advisor.

                 THE DATE OF THIS SUPPLEMENT IS AUGUST 10, 2001.

All MNA Annuities Supp8/2001